Merger with TTM Employee Presentation September 22, 2014 Proprietary and Confidential Exhibit 99.5

Disclaimer

Forward-Looking Statements
Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements relate to a variety of matters, including but not limited to: the operations of the businesses of TTM and Viasystems separately and as a combined entity; the timing and consummation of the proposed merger; the expected benefits of the integration of the two companies; the combined company’s plans, objectives, expectations and intentions;
and other statements that are not historical fact.  These statements are made on the basis of the current beliefs, expectations and assumptions of the management of TTM and
Viasystems regarding future events and are subject to significant risks and uncertainty.  Statements regarding our expected performance in the future are forward-looking statements.
It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined company or the price of Viasystems’ or TTM’s common stock. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the ability of the parties to consummate the proposed merger and the satisfaction of the conditions precedent to consummation of the proposed merger, including the ability to secure regulatory approvals in a timely manner or at all; the adoption of the Merger Agreement by Viasystems’ stockholders; the possibility of legal or regulatory proceedings (including related to the transaction itself); the ability of TTM to successfully integrate Viasystems’ operations, product lines, technology and employees and realize synergies and additional opportunities for growth from the proposed merger in a timely manner or at all; unknown, underestimated or undisclosed commitments or liabilities; the potential impact of the announcement or consummation of the proposed transactions on the parties’ relationships with third parties, which may make it more difficult to maintain business and operational relationships; the level of demand for the combined company’s products, which is subject to many factors, including uncertain global economic and industry conditions, demand for electronic products and printed circuit boards, and customers’ new technology and capacity requirements; TTM’s and Viasystems’ ability to (i) develop, deliver and support a broad range of products, expand their markets and develop new markets, (ii) timely align their cost structures with business conditions, and (iii) attract, motivate and retain key employees; and developments beyond Viasystems’ or TTM’s control, including but not limited to, changes in domestic or global economic conditions, competitive conditions and consumer preferences, adverse weather conditions or natural disasters, health concerns, international, political or military developments, and technological developments.  Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Annual
Report on Form 10-K of TTM Technologies, Inc. for the year ended December 30, 2013, which was filed with the Securities and Exchange Commission (the “SEC”) on
February 21, 2014, under the heading “Item 1A. Risk Factors” and in the Annual Report on Form 10-K of Viasystems for the year ended December 31, 2013, which was filed with the SEC on February 14, 2014, under the heading “Item 1A. Risk Factors,” and in each company’s other filings made with the SEC available at the SEC’s website at
www.sec.gov.
Neither Viasystems nor TTM undertakes any obligation to update any such forward-looking statements to reflect any new information, subsequent events or circumstances, or otherwise, except as may be required by law.

Use of Non-GAAP Financial Measures
In addition to the financial statements presented in accordance with U.S. GAAP, TTM and Viasystems use certain non-GAAP financial measures, including “adjusted EBITDA.”
The companies present non-GAAP financial information to enable investors to see each company through the eyes of management and to provide better insight into its ongoing financial performance.
Adjusted EBITDA is defined as earnings before interest expense, income taxes, depreciation, amortization of intangibles, stock-based compensation expense, gain on sale of assets, asset impairments, restructuring, costs related to acquisitions, and other charges. For a reconciliation of adjusted EBITDA to net income, please see Appendix A at the end of this presentation. Adjusted EBITDA is not a recognized financial measure under U.S. GAAP, and does not purport to be an alternative to operating income or an indicator of operating performance. Adjusted EBITDA is presented to enhance an understanding of operating results and is not intended to represent cash flows or results of operations. The Boards of Directors, lenders and management of the companies use adjusted EBITDA primarily as an additional measure of operating performance for matters including executive compensation and competitor comparisons. The use of this non-GAAP measure provides an indication of each company’s ability to service debt, and management considers it an appropriate measure to use because of the companies’ leveraged positions.
Adjusted EBITDA has certain material limitations, primarily due to the exclusion of certain amounts that are material to each company’s consolidated results of operations, such as interest expense, income tax expense, and depreciation and amortization. In addition, adjusted EBITDA may differ from the adjusted EBITDA calculations reported by other companies in the industry, limiting its usefulness as a comparative measure.
The companies use adjusted EBITDA to provide meaningful supplemental information regarding operating performance and profitability by excluding from EBITDA certain items that each company believes are not indicative of its ongoing operating results or will not impact future operating cash flows, which include stock-based compensation expense, gain on sale of assets, asset impairments, restructuring, costs related to acquisitions, and other charges.
Data Used in This Presentation
Due to rounding, numbers presented throughout this and other documents may not add up precisely to the totals provided and percentages may not precisely reflect the absolute figures.
Disclaimer

Disclaimer

Participants in the Solicitation
Additional Information and Where to Find It
No Offer or Solicitation
TTM and Viasystems and their respective directors and executive officers will be participants in the solicitation of proxies from Viasystems' stockholders in connection with the proposed merger and may have direct or indirect interests in the proposed merger.  Information about TTM’s directors and executive officers is set forth in TTM’s Proxy
Statement on Schedule 14A for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on March 14, 2014, and its Annual Report on Form 10-K for the
fiscal year ended December 30, 2013, which was filed with the SEC on February 21, 2014.  These documents are available free of charge at the SEC’s website at
www.sec.gov, and from TTM by contacting Investor Relations by mail at TTM Technologies, Inc., 1665 Scenic Avenue, Suite 250, Costa Mesa, CA 92626, Attn: Investor
Relations Department, by telephone at 714-327-3000, or by going to TTM’s Investor Relations page on its corporate website at www.ttmtech.com.  Information about
Viasystems' directors and executive officers is set forth in Viasystems' Proxy Statement on Schedule 14A for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on March 14, 2014, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which was filed with the SEC on February 14, 2014.  These documents are available free of charge at the SEC’s website at www.sec.gov, and from Viasystems by contacting Investor Relations by mail at Viasystems Group, Inc., 101
South Hanley Road, Suite 1800, St. Louis, MO 63105, Attn: Investor Relations Department, by telephone at 314-727-2087, or by going to Viasystems' Investor Info page on its corporate website at www.viasystems.com.  Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed merger will be included in the Proxy Statement/Prospectus that TTM will file with the SEC.
The information in this communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
TTM will file with the SEC a registration statement on Form S-4, which will include a prospectus with respect to TTM’s shares of common stock to be issued in the proposed merger and a proxy statement of Viasystems in connection with the proposed merger between TTM and Viasystems (the “Proxy Statement/Prospectus”).  The Proxy
Statement/Prospectus will be sent or given to Viasystems’ stockholders and will contain important information about the proposed merger and related matters.  VIASYSTEMS’ SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN IT BECOMES AVAILABLE
BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER.  The Proxy Statement/Prospectus and other relevant materials (when they become available) and any other documents filed by TTM or Viasystems with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov.  In addition, security holders will be able to obtain free copies of the Proxy Statement/Prospectus from TTM or Viasystems by contacting either (1) Investor Relations by mail at
TTM Technologies, Inc., 1665 Scenic Avenue, Suite 250, Costa Mesa, CA 92626, Attn: Investor Relations Department, by telephone at 714-327-3000, or by going to TTM’s
Investor Relations page on its corporate website at www.ttmtech.com or (2) Investor Relations by mail at Viasystems Group, Inc., 101 South Hanley Road, Suite 1800, St.
Louis, MO 63105, Attn: Investor Relations Department, by telephone at 314-727-2087, or by going to Viasystems' Investor Info page on its corporate website at
www.viasystems.com.

Agenda Transaction Overview Sales Force Actions and Expectations 5

Transaction Overview
TTM to acquire 100% of Viasystems in a cash/stock transaction
Viasystems stockholders will receive $11.33 per share in cash and 0.706 shares of TTM stock for each Viasystems share
At current market values (as of 09/19/14), this implies an offer price of $16.46 per Viasystems share (41% premium to current)
TTM shareholders will own approximately 84% of the common stock of the combined company
Viasystems’ implied enterprise valuation of ~$927mm, equivalent to ~6.8 x 6/30/14 adjusted
LTM EBITDA of $137mm
Expected closing in the first half of 2015, subject to regulatory reviews and other customary conditions to closing
TTM has fully committed financing for the transaction
Viasystems’ two largest shareholders (combined 67% ownership) have signed agreements to vote in favor of the transaction

Transaction Rationale
Combination of two industry leaders, creating enhanced scale and new growth opportunities
End market diversification into Automotive and expanded presence in Medical, Industrial &
Instrumentation
Complementary global footprint, commitment to operational excellence and expertise in key technologies
Outstanding combined customer list spanning North America, Asia and Europe
Strong talent pool, with extensive experience in the PCB industry
Value creation opportunity
Enhance scale to compete with Asian Industry Leaders  ($2.5bn combined pro forma 2013 revenue)
Potential to achieve industry-leading financial performance

Overview of TTM Technologies, Inc. 8

Leading position in growing market segments
Market Leader
Top 10 world PCB makers 2013 ($mm)
Global PCB manufacturer with combined pro forma FY 2013 revenue of $2.5 billion
Core supplier to automotive segment
Complementary positions in medical; industrial & instrumentation; networking & communications;
and aerospace & defense segments
Advanced technology supplier to rapidly growing smartphone and tablet segments
9
Source: Prismark Partners,February 2014
Top 10 represent ~34% of 2013 total world PCB output 2013 Global PCB output of ~$55bn
Viasystems TTM
$2,556
$2,539
$2,205
$2,163
$2,136
$1,700
$1,567
$1,372
$1,315
$1,180
0
500
1,000
1,500
2,000
2,500
3,000
3,500
4,000
Nippon
Mektron
TTM +
Viasystems
Young
Poong
Zhen Ding Unimicron SEMCO Ibiden Tripod Sumitomo Daeduck
Pro forma TTM + Viasystems: 5%

End Market Diversification
Viasystems TTM
2013 sales = $1,171mm 2013 sales = $1,368mm
2013 revenue by end market
Pro forma combined revenue by end market
10
Aerospace/
Defense
15%
Cellular
Phone
20%
Computing/
Storage/Peripherals
20%
Medical/
Industrial/
Instrumentation/
Other
8%
Networking/
Communications
32%
Other
5%
Automotive
30%
Telecom
17%
Industrial &
Instrumentation
25%
Computer &
Datacom
17%
Military and
Aerospace
11%
Introduces attractive new Automotive segment – 14% of total sales
Cellular Phone end market reduced from 20% of total sales to 11%
Telecom and Computing end market reduced from 51% of total sales to 43%
Aerospace & Defense reduced from 15% of total sales to 13%
Medical, Industrial and Instrumentation end market increased to 16% of total sales from 8%

TTM Viasystems Total TTM Viasystems Total
# of facilities 7 10 17 6 5 11
Size (~ 1000 sq.ft) 860 1,100 1,960 3,400 4,610 8,010
North America China
Automotive
Conventional PCB HDI & QTA Aerospace & Defense
Specialty Assy
1
Anaheim, CA
San Jose, CA
2
Milpitas, CA
Cleveland, OH
6
North Jackson, OH
5
Denver, CO
8
Zhongshan, China
9
Guangzhou, China
10
Huiyang, China
7
Sterling, VA
11
Forest Grove, OR
12
Toronto, Canada
13
Juarez, Chihuahua
15
Shenzhen, China
14
Shanghai, China
4
5
3
4
6
1
3
2
9
8
10
11
7
12
13
14
15
11
1
9
2
5
3
4
7
10 11
12
13
8
6
1
2
3
Santa Clara, CA
Stafford, CT
San Diego, CA
9
Stafford Springs, CT
8
Shanghai, China
Substrate
13
Shanghai - SMST
High Tech/Quick-Turn/High Mix
4
Chippewa Falls, WI
6
Logan, UT
5
Santa Ana, CA
7
Hong Kong - OPCM
Volume Production
10
Dongguan - DMC
Shanghai - SME
11
Guangzhou - GME

Complementary Global Footprint and
Capabilities

Outstanding Combined Customer List
Top 5 Customers
Apple
Cisco
Ericsson
Huawei
Juniper
Viasystems TTM
Top 5 Customers
Autoliv
Alcatel-Lucent
Bosch
Continental
GE
Top 5 Customers
Alcatel-Lucent
Apple
Bosch
Cisco
Huawei
2013 revenue contribution by customer
Note: Customer names ordered alphabetically
12
TTM + Viasystems
Top 5
Customers
41%
Other
59%
Top 5
Customers
31%
Other
69%
Top 5
Customers
27%
Other
73%

Summary Financial Impact / 12.0% / 11.3% / 12.6% 13 06/30/14 LTM Revenue and Adjusted EBITDA ($mm)

Sales Force Actions and Expectations

Sales Force Actions and Expectations Initiate Professionally Coordinated Customer Communication Process Based Upon: Press Release Customer Letter Customer and Supplier Talking Points Customer Q&A 15

Communication Timeline Review
Monday, September 22, 2014
6:30 am CDT
Press Release
6:40 am CDT
Initiation of Customer/Vendor Communications
7:30 am CDT
Joint Investor Webcast and Call
8:30 am CDT
Employee Call
Tuesday, September 23, 2014
8:30 am CDT
Joint Customer/Vendor Call

Communication Tool Review
Communication Packages Will Be Distributed to Sales Teams by Sales VPs and Directors
and to Inside Sales Team Leaders by Kelly Wetzler/Rich Kampf
Inside Sales Team Leader meeting
Sales Force Team meetings with VPs and Directors
Tool Review
For Customer Distribution
Press Release
Customer Letter
For Reference Only.  NOT FOR DISTRIBUTION!
Customer and Supplier Talking Points
Customer Q&A

Customer Communication Process
Inside Sales Leader Meeting
Rich Kampf
Distribute communication tool package
Review proper usage
Inside Sales Leaders
Review communication package with their teams
Initiate email distribution of customer letter and press release to general customer population
Coordinate with field sales regarding notable customer feedback

Customer Communication Process –
Sales Force
Stick to the Script
Base individual customer conversations on the communication tool package and its major themes and messages
Communicate promptly and thoroughly
Be excited and positive

Customer Communication Process
Mission: By End of Tomorrow, All Viasystems’ Major Customers Will Hear the News from
Viasystems
Press Release
Investor Call
Sales Force General Communication Process
Inside Sales Emailing and Customer Calls
Common Customers Will also Learn from TTM
All media inquiries should be referred to Kelly Wetzler

Transition Period Guidelines
Transaction is targeted to close in the first half of 2015
Until Closing, TTM and Viasystems must operate independently!
To do otherwise violates anti-trust law
Do Not:
Collaborate with any TTM personnel
Engage in TTM business activities with customers
Speculate with customers about post-closing responsibilities

Closing Comments
This is very exciting news for Viasystems and our customers
The Merger is right for both companies
Viasystems will further diversify TTM through new end markets and new customers
Viasystems will complement TTM’s existing key market positions and capabilities
Viasystems shares similar operating philosophies
The combined company will become #2 in the world for printed circuit boards
Expanded and improved total solution offering to customers
Supports goal to expand global business model with improved financial performance

Appendix A

TTM Non-GAAP ADJUSTED EBITDA
Reconciliation
$mm LTM 6/30/14
Net income ($3.3)
Income tax provision 4.4
Interest expense 24.0
Amortization of definite-lived intangibles 9.1
Depreciation expense 93.0
EBITDA $127.2
Stock-based compensation 8.2
Gain on sale of assets -
Restructuring and other changes 14.7
Impairments 12.6
Adjusted EBITDA $162.7

Viasystems Non-GAAP ADJUSTED EBITDA
Reconciliation
$mm 2012 2013 LTM 6/30/14
Net income ($62.2) ($27.6) ($17.0)
Income tax provision 12.8             11.1             12.3
Interest expense 42.2             44.8             45.4
Depreciation and amortization 84.6             94.8             94.7
EBITDA $77.3 $123.1 $135.4
Stock-based compensation 10.6             9.4               7.3
Restructuring 18.2             1.1               1.4
Impairment 1.7               -               -
Costs related to acquisition and equity registrations 13.6             0.6               0.6
Other, net (0.4)              (6.0)              (6.0)
Loss on early extinguishment of debt 24.2             -               (4.3)
Amortization of deferred financing costs 2.7               2.9               2.8
Adjusted EBITDA $148.0 $131.1 $137.3
25